BUILDERS FIXED INCOME FUND, INC.
218 HENRY ROAD
MANCHESTER, MO 63011
(636) 207-0160

Builders Fixed Income Fund, Inc. (the “Fund”) is a no-load, non-diversified, open-end investment company. Its investment objective is to provide current income. The Fund is designed to provide institutional investors with the opportunity to invest in a fixed income portfolio while also promoting employment in the home construction industry through the ProLoan program.

Prospectus dated April 28, 2006
As supplemented on May 30, 2006

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	3
PERFORMANCE	6
FEES AND EXPENSES OF THE FUND	7
INVESTMENT OBJECTIVE	9
MORE INFORMATION ABOUT PRINCIPAL STRATEGIES	9
MORE INFORMATION ABOUT PRINCIPAL RISKS	12
MANAGEMENT OF THE FUND	16
PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES	18
POLICY ON MARKET TIMING	21
DISTRIBUTIONS	22
TAX INFORMATION	22
DISTRIBUTION PLAN	23
FINANCIAL HIGHLIGHTS	24
PRIVACY NOTICE	25

RISK/RETURN SUMMARY

Fund Objective and Principal Investment Strategies

The Fund’s investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in securities rated at the time of purchase A-/A3 or better as ranked by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Principal Global Investors, LLC (the “Subadviser”). Under normal circumstances, at least 30% of the Fund’s net assets will be invested in mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), and secured by pools of home mortgage loans, including ProLoans (“ProLoan mortgage-backed securities”). Proloans are home mortgage loans on residential homes that are substantially built by union labor. The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund’s performance. The average credit rating of the Fund’s entire portfolio will be at least A-/A3 as rated by S&P or Moody’s, respectively, or the equivalent rating of another rating agency. The Fund’s weighted average effective duration will be within 30% of the duration of the Lehman Aggregate Bond Index, which currently is 4.57 years with the current range being 3.20 and 5.94 years. “Duration” means the average time to receipt of expected cash flows (discounted to present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. Duration also generally takes into account the effect of interest rate changes on bond prices. For example, if interest rates increase by 1%, the value of a security having an effective duration of five years generally would decrease in value by 5%. There is no assurance, however, that the Fund will achieve its investment objective. See “Principal Risks.”

The Fund invests in different types of fixed income, variable and floating rate securities, including corporate bonds, zero coupon bonds and debentures, high yield bonds, preferred securities, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“government securities”), reverse repurchase agreements, foreign government securities, money market instruments and derivatives. Derivatives in which the Fund typically invests include interest rate, total return and credit default swaps, as well as collateralized mortgage obligations (“CMOs”), residential mortgage pass-through certificates and commercial mortgage-backed securities (“CMBS”). The Fund may invest up to 65% of its net assets in CMBS, CMOs and asset-backed securities. The Fund also may invest in other types of derivative transactions such as futures contracts, options on swaps, options on futures contracts, forward purchase agreements and swaptions.

Proloan Program

The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated. The Fund’s manager, Capital Mortgage Management, Inc. (the “Manager”), coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates for a period of up to 270 days, to allow time for construction or renovation of the borrower’s home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to “float down” to a lower interest rate, if interest rates decline after the borrower has locked in an interest rate on a ProLoan.

ProLoan mortgage-backed securities are pools of mortgage loans, including ProLoans, that have been securitized and guaranteed by GNMA, FNMA or FHLMC. Participating Lenders in the ProLoan program submit ProLoans to these government agencies, and the agencies include the ProLoans in pools with other mortgage loans. GNMA, FNMA and FHLMC securitized pools typically are comprised of over 100 loans, and the ProLoans included in any securitized pool may represent a very small number of the total mortgages included in the pool.

PRINCIPAL RISKS

The value of your investment in the Fund may vary, which means that you could lose money.

Interest Rate Risk: The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely to changes in interest rates. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of interest. Debt securities with longer maturities are subject to potentially greater price fluctuation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the rating of any particular security may also affect the value of these securities. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

The Fund may experience additional interest rate risk because of its investment in ProLoan mortgage-backed securities, because the Fund will be subject to a potential interest rate lock period of up to 270 days, which is substantially longer than the typical 45- to 60-day interest rate lock period. During this period, the potential increase in the market value of ProLoan mortgage-backed securities is less than the potential decrease, due to the borrower’s ability to float down to a lower interest rate under the ProLoan program. Also, early repayment of principal on ProLoan mortgage-backed securities may expose the Fund to a lower rate of return when it reinvests the principal. The interest rate offered on ProLoans in new markets may be lower than the average market rate offered by most financial institutions for ordinary home mortgage loans in order to generate interest in the ProLoan program. As a result, the value of these ProLoan mortgage-backed securities may be lower than the market value of comparable mortgage-backed securities.

Credit Risk: An issuer could default on its obligation to pay interest and repay principal. Obligations rated lower than BBB-/Baa3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser, are considered to have speculative characteristics and are subject to greater credit and market risk than higher-rated securities.

Prepayment Risk. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) could expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; and when interest rates fall, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

Management Risk: There is a risk that a management strategy employed by the Manager, or an investment strategy employed by the Subadviser, could be unsuccessful.

Non-Diversification Risk: The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds. The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund.

Concentration Risk. Because ProLoan mortgage-backed securities are secured by mortgages on residential homes, their availability and/or performance generally are affected by events that affect the home construction industry. This means that economic, business or political changes affecting the home construction industry could increase the market risk and the potential for fluctuation in the value of the Fund’s shares because of its concentration in this industry. For example, a rise in interest rates typically will result in a decrease in the number of buyers seeking to build new homes and, consequently, the number of ProLoan mortgage-backed securities available for investment. Similarly, an increase in the price of building materials typically will result in an increase in the price of new homes and, therefore, in a decrease in new buyers and, consequently, ProLoan mortgage-backed securities available for the Fund’s investment.

Derivatives Risks.  The Fund may use derivative instruments for any purpose consistent with its investment objective including hedging, managing risk, obtaining market exposure or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying securities, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. When the Fund invests in derivative, over-the-counter transactions, it assumes a credit risk with regard to parties with which it trades and also bears the risk of settlement default. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Past performance does not guarantee future results.

Year-By-Year Annual Total Returns
(For the years ended December 31st)

The performance indicated in the chart is before taxes.

The Fund’s total return for the most recent quarter ended March 31, 2006 was (0.53)%.

During the period shown in the bar chart, the Fund’s highest return for a quarter was 4.65% (quarter ended September 30, 2001) and the lowest return for a quarter was (2.42)% (quarter ended June 30, 2004).
Average Annual Total Returns
(for the years ended December 31, 2005)

	One Year	Five Years	Since Inception (10/31/97)
Builders Fixed Income Fund, Inc.
Return before taxes	2.51%	5.07%	5.10%
Lehman Brothers Aggregate Bond Index*	2.43%	5.87%	6.11%
Lipper Intermediate Investment Grade Index**	2.28%	5.67%	5.72%
* The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The performance of the Index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Deferred Sales Charge (as a percentage of original purchased price)	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [1]	0.32%
Distribution (12b-1) Fees	0.10%
Other Expenses [2]
Interest Expense	0.25%
Remainder of Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver [3]	-0.02%
Net Expenses	0.85%

1 The Manager receives a management fee of 0.15% of the Fund’s net assets. The Subadviser receives a subadvisory fee of 0.165% of the Fund’s net assets.
2 “Other Expenses” include operating expenses other than the management fees and distribution fees and include interest expense.
3 The Manager, as Distribution Coordinator, contractually has agreed to waive its distribution fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 0.60% of the Fund’s net assets on an annual basis through December 31, 2006. Below is additional information about the Net Expenses of the Fund for the fiscal year ended December 31, 2005, reflecting the effect of certain non-reimbursable expenses:

Net Expenses	0.85%
Non-Reimbursable Interest Expense	-0.25%
Net Expenses (After Fee Waiver Excluding Interest Expense)	0.60%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:
•	you invest $10,000 in the Fund for the time period indicated;
•	you redeem all of your shares at the end of those periods;
•	your investment has a 5% return each year; and
•	the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$87	$276	$480	$1,071

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income. There is no assurance, however, that the Fund will achieve its investment objective. See “Principal Risks.” The Fund’s investment objective may not be changed without a majority vote of the Fund’s outstanding shares, which is the lesser of (1) 67% of the Fund shares present or represented if the holders of more than 50% of the shares are present or represented at the shareholders meeting; or (2) more than 50% of the shares of the Fund. The investment strategies of the Fund described below can be changed at any time by the Board of Directors to the extent that such changes are consistent with the Fund’s investment objective.

MORE INFORMATION ABOUT PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 65% of its total assets in securities rated at the time of purchase A-/A3 or better as ranked by S & P or Moody’s, respectively, or, if unrated, determined to be of comparable quality by the Subadviser, including at least 30% of its net assets in ProLoan mortgage-backed securities. The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund’s performance. The Fund may invest in different types of securities, including corporate debt obligations such as fixed, variable and floating rate bonds, zero coupon bonds and debentures, high yield bonds, preferred securities, government securities, foreign government securities, reverse repurchase agreements, money market instruments and derivatives. The Fund may invest up to 35% of its total assets in fixed income, variable rate or floating rate securities which are rated at the time of purchase lower than A-/A3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser; provided, however, the Fund may invest no more than 15% of its total assets in securities which are rated at the time of purchase lower than BBB-/Baa3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated but determined to be of comparable quality by the Subadviser.

The Fund also may invest up to 65% of its net assets in mortgage-backed securities, CMOs, and asset-backed securities. Mortgage-backed securities represent interests in “pools” of commercial or residential mortgage loans assembled by various government agencies or private issuers. Mortgage-backed securities, in which the Fund invests may be collaterized. CMOs are mortgage obligations structured in multiple classes, with each class bearing a different stated maturity, coupon rate or interest rate sensitivity. The Fund may invest in mortgage pass-through certificates which are backed by pools of residential mortgage loans guaranteed by GNMA, FNMA or FHLMC. Securities issued by government-sponsored entities such as FNMA or FHLMC are neither issued nor guaranteed by the United States Treasury, and are supported only by the credit of the issuing agency. The Fund also may invest in commercial mortgage-backed securities, which are securitizations of mortgage loans backed by commercial real estate. CMOs may be collateralized by whole mortgage loans but typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. Asset-backed securities represent a participation in, or are secured by or payable from, a stream of payments governed by particular assets. Such securities may include home equity and manufactured housing loans, automobile and credit card receivables, and other types of receivables or other assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. The Fund will provide shareholders with at least 60 days notice prior to any change in this policy.

The Fund also invests in government securities including separately traded registered interest and principal securities (“STRIPS”) and other zero coupon obligations; corporate bonds (including high yield bonds), notes and debentures; preferred securities; foreign government securities; domestic certificates of deposit, bank deposit notes and bank notes; and cash or cash equivalents, including commercial paper, loan participation interests and other promissory notes maturing in 397 days or less. These securities may have a fixed, variable or floating rate of interest.

Description of the PROLOAN Program. The Fund is designed to provide institutional investors with the opportunity to invest in an investment grade bond portfolio while also promoting employment in the home construction industry through the ProLoan program. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders (collectively, “Lenders”) to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated, as determined by the Fund’s Manager. The Manager also coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. The Manager establishes the guidelines for determining whether a home loan qualifies for the ProLoan program and one factor considered by the Manager is whether the home builder employs members of labor unions whose pension plans are investors in the Fund, not just union labor generally. The Manager, in its discretion, is responsible for determining whether homes are substantially union-built. The Manager’s criteria may vary, depending on regional market conditions, and this requirement may be waived in certain circumstances.

ProLoans are offered by qualified Lenders with the interest rate and points established each week by the Subadviser, in consultation with the Manager, based on their survey of local markets and the ability of the Fund to invest in additional ProLoan mortgage-backed securities. ProLoan allows qualified borrowers the opportunity to lock in interest rates on their home mortgages for up to 270 days, to allow time for construction or renovation of their home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. Borrowers pay a ProLoan commitment fee, which is refunded to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the interest rate lock-in period and, thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are retained by the Fund. If interest rates decline after a borrower has locked in an interest rate on a ProLoan, the borrower may reduce the interest rate by paying a “float-down” fee to the Fund, which typically is one-half of one percent of the loan amount. If construction or renovation of a home is not complete by the date set for closing, the borrower may extend a ProLoan for up to 60 days, at the discretion of the Subadviser, for an extension fee paid to the Fund which typically is one-quarter of one percent of the loan amount for each 30 day extension. Float-down and extension fees may be waived to generate interest in the ProLoan program.

PROLOAN Mortgage-Backed Securities. Under normal circumstances, the Fund invests at least 30% of its net assets in ProLoan mortgage-backed securities. The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if the Subadviser determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund’s performance. ProLoan mortgage-backed securities are secured by pools of home mortgage loans, including ProLoans. Lenders submit ProLoans to GNMA, FNMA or FHLMC to be included in securitized pools with other home mortgage loans. At the Subadviser’s discretion, a ProLoan may be sold on behalf of the Fund instead of being included in a pool by a Lender. The Fund purchases ProLoan mortgage-backed securities at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. ProLoan mortgage-backed securities typically are delivered to the Fund within two months after the underlying loans close.

The Fund commits to acquire ProLoan mortgage-backed securities on a “when-issued” basis. At the time of the commitment, the Fund’s custodian segregates cash or other liquid assets equal to the amount of the commitment. The value of the ProLoans underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund’s net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may sell ProLoans it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these ProLoan mortgage commitments.

Short Sales. The Fund may engage in short sales against the box, which involve selling a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale to hedge against anticipated declines in the market price of ProLoan mortgage-backed securities or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will segregate cash or liquid securities in the amount of its short position, and the segregated assets will be marked to market daily.

Temporary Investments. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalent short-term obligations, including money market instruments such as bank obligations, commercial paper and notes, U.S. Government obligations and repurchase agreements. See the Fund’s Statement of Additional Information (“SAI”) for a description of the foregoing securities. Principal and/or interest payments for government securities may or may not be backed by the full faith and credit of the U.S. Government. The Fund may not achieve its investment objective if it engages in temporary defensive strategies.

Credit Quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities rated at the time of purchase A-/A3 or better by S&P or Moody’s, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. The Fund’s average credit rating, calculated based upon the market value of each security in the Fund’s portfolio, will be at least A-/A3 as rated by S&P or Moody’s, respectively, or the equivalent rating of another rating agency. The Fund may invest up to 35% of its total assets in fixed income, variable rate or floating rate securities which are rated at the time of purchase lower than A-/A3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser; provided, however, the Fund may invest no more than 15% of its total assets in securities which are rated at the time of purchase lower than BBB-/Baa3 by S&P or Moody’s, respectively, or are similarly rated by another national rating agency or are unrated but determined to be of comparable quality by the Subadviser.

Currency Contracts. The Fund may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Subadviser hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Derivatives. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

• the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Subadviser anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•  the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment; and
• the counterparty may fail to perform its obligations.

Duration. Although the Fund is not restricted as to the maximum or minimum duration of any individual security it holds, its average effective duration will be within 30% of the duration of the Lehman Brothers Aggregate Bond Index, which currently is 4.57 years.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or registered broker-dealers. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. Repurchase agreements provide a means to earn income on funds for periods as short as overnight. In the event that a seller fails to repurchase the securities, the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price. If a seller declares bankruptcy, the Fund might be delayed in selling the collateral for its benefit. Repurchase agreements are considered to be loans by an investment company. The Subadviser monitors the creditworthiness of the financial institutions with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements. Under these types of agreements, the Fund will sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value of at least 100% of the repurchase price (including accrued interest), and subsequently will monitor the segregated assets to ensure that the required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company. The Fund will not borrow money in excess of 33 1/3% of its total assets (including the amount borrowed and through reverse repurchase agreements and mortgage dollar rolls) less all liabilities and indebtedness other than bank or other borrowings, except that the Fund may borrow up to an additional 5% of its total assets for temporary defensive purposes.

MORE INFORMATION ABOUT PRINCIPAL RISKS

Interest Rate Risk. The market value of fixed rate securities and, thus, the net asset value of the Fund’s shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much as the market value of fixed rate securities due to the periodic adjustments in their interest rates. An adjustment that increases the interest rate of variable and floating rate securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates. The market value of fixed income, variable rate and floating rate securities and the resulting net asset value of the Fund’s portfolio will fluctuate with changes in interest rates. When interest rates rise, the net asset value of the Fund will decline; shareholders who redeem Fund shares in such circumstances will suffer the resulting loss in value of those shares. Conversely, in certain periods of declining interest rates, mortgage-backed securities held by the Fund will increase in market value but may be prepaid by the various mortgagors or other obligors so that anticipated yields on such investments may not be realized.

CMOs involve risks in addition to those found in other types of mortgage-related obligations, since they may exhibit more price volatility and interest rate risk. During periods of rising interest rates, CMOs could lose their liquidity because CMO market makers may choose not to repurchase, or might offer prices based on current market conditions that are unacceptable to the Subadviser based on its analysis of the market value of the security. Zero coupon bonds also are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Credit Risk. An issuer could default on its obligation to pay interest and repay principal. The Fund may invest up to 35% of its total assets in fixed income, variable rate or floating rate securities that are rated at the time of purchase lower than A-/A3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser; provided, however, the Fund may invest no more than 15% of its total assets in fixed income, variable rate or floating rate securities which are rated at the time of purchase lower than BBB-/Baa3 by S&P or Moody’s, respectively, or are similarly rated by another rating agency or are unrated but determined to be of comparable quality by the Subadviser. Obligations rated lower than BBB-/Baa3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser, are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. See the SAI for a description of applicable debt ratings.

ProLoan Risks. ProLoan mortgage-backed securities bear additional risks to those described above. For example, the Fund could experience additional interest rate risk, since ProLoan mortgage-backed securities will be subject to a potential interest rate lock period of up to 270 days, exclusive of extensions, which is substantially longer than the typical 45-to-60 day interest rate lock period. Also, ProLoan interest rates in new markets could be lower than the average market rate offered by most financial institutions for ordinary home mortgage loans in order to generate interest in the ProLoan program. As a result, the market value of these ProLoan mortgage-backed securities could be lower than the market value of other mortgage-backed securities.

In addition, the Fund’s investment in ProLoan mortgage-backed securities requires it to commit funds for future purchases of such securities at rates that are set at the time of the commitment, with delivery of such securities taking place at a future date (approximately eight to ten months later). These securities involve the risk that the yield obtained in the transaction (and thus the value of the security) may be less favorable than the yield available in the market when the security is delivered. At the time the Fund makes the commitment to acquire ProLoan mortgage-backed securities, these commitments will be valued for purposes of determining the Fund’s net asset value and the Fund’s custodian will segregate cash or liquid assets equal to the value of the commitments, which will be marked to market daily. If the market value of the underlying commitments declines due to a rise in interest rates or otherwise, the Fund will segregate additional assets. Because the Fund will segregate cash and liquid assets in this manner, its liquidity and the Subadviser’s ability to manage the Fund’s portfolio might be affected in the event its when-issued purchases, forward commitments or short sale positions ever exceeded 33 1/3% of the value of its assets. In this event, the Fund would be required to liquidate a portion of its ProLoan commitments on the open market or pursuant to a contractual obligation with a Lender. On the date of securitization, the Fund will fulfill its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. If the Fund disposes of the right to acquire a mortgage commitment prior to its acquisition it can incur a gain or loss due to market fluctuation. In the event that interest rates decline, it may be difficult for the Fund to obtain delivery of the ProLoans that secure the Fund’s investments and the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for the ProLoans in the segregated asset account. The Fund does not intend to engage in ProLoan commitments for speculative purposes, but only in furtherance of its investment objective.

The ProLoan program depends upon the continued participation of the Lenders. There is no assurance that banks, mortgage lenders and other financial institutions in a particular metropolitan area will continue to participate in the ProLoan program. To the extent that the ProLoan program does not generate sufficient ProLoan mortgage-backed securities, the Fund will invest in other mortgage-backed securities and securities as described in this Prospectus.

The Fund has a secondary objective to promote employment in the home construction industry through the ProLoan program. However, there can be no assurance that the Manager will attempt to establish a ProLoan program in the area in which an investor is located. If the Manager does attempt to establish a ProLoan program in a particular metropolitan area, there can be no assurance that its attempt will be successful and there may be a substantial delay between an investor’s purchase of Fund shares and the development of a ProLoan program in the area in which the investor resides. The terms of the ProLoan program typically vary from city to city based on the nature of the regional real estate, mortgage and banking industries. For example, the interest rate lock period on ProLoans in a particular metropolitan area will be established based on local market conditions and may range from 90 up to 270 days. ProLoan mortgage interest rates also will vary from city to city, depending on local market conditions. The Manager’s administration of the ProLoan program may create a potential conflict of interest between it and the Fund’s shareholders. For example, to the extent that the ProLoan program offers preferential loan terms to borrowers in a particular geographic area, which results in an increase in the employment of members of a union labor whose pension plan invests in the Fund, this benefit may be achieved at an additional cost to the Fund and all of its shareholders. Although the Fund’s secondary objective is to promote employment in the home construction industry through the ProLoan program, trade union members whose pension plans invest in the Fund may benefit more than labor unions in general if a ProLoan program is established in the geographic area in which that union is located.

Mortgage-Backed Securities. Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.

Commercial Mortgage-Backed Securities. CMBS transactions are securitizations of mortgage loans backed by commercial real estate. These pools of commercial loans typically are diversified by geographic location, property type, loan size and borrower. Other CMBS structures include pools of loans made to a single borrower, pools of loans backed by a small number of large loans, or pools that combine a few large loans with a more diversified pool of small loans. Commercial real estate typically includes office buildings, multi-family housing, retail, industrial/warehouse and hotels. For the most part, the loans are non-recourse to the borrower, which requires investors to rely on the property’s cash flow and value to sustain their investment. The majority of the loans have amortization schedules considerably longer than the loan term, which requires a balloon payment usually after 10 years. The ability of the borrower to refinance and payoff a loan at the balloon date is a key risk to the cash flow volatility inherent in the CMBS structure.

Asset-Backed Securities. Asset-backed securities involve certain risks that do not exist with mortgage-related securities because they usually do not have the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not be sufficient to support payment on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral, or a third-party guarantee.

High Yield Bonds. The Fund may invest up to 15% of its total assets in debt securities rated lower than BBB-/Baa3 by S&P or Moody’s, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser. Such securities are sometimes referred to as “junk bonds.” Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events.

Foreign Investing. The Fund may purchase foreign fixed-income securities. These securities may involve additional risks, including the possibility of political, economic or social instability in the foreign country a security is issued in and might significantly lower its valuations. Foreign issuers are not subject to the same reporting and regulatory requirements found in the United States. Also, changes in the value of foreign currencies versus the U.S. dollar can affect the value of a Funds’ foreign investments. For example, a decline in the value of a foreign currency will reduce the value of foreign investments denominated in that currency.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. If, through a change in net asset value or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Subadviser would seek to take steps to protect the liquidity of the Fund’s portfolio. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities. Rule 144A securities will not be considered illiquid as long as the Subadviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. The Fund’s investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Fund’s commitments to acquire ProLoan mortgage-backed securities will not be considered illiquid as long as the Fund has a valid contractual agreement with a third party to assume the commitments, or provided that the Manager determines, pursuant to guidelines established by the Board, that an adequate trading market exists for the commitments. To the extent that Lenders are unable or unwilling to close ProLoans and sell them, on behalf of the Fund, to GNMA, FNMA or FHLMC to be included in securitized pools created by these government agencies, the Fund’s unclosed ProLoan mortgage commitments could increase the level of illiquidity in its portfolio. In addition, to the extent that secondary market sources become uninterested in purchasing these mortgage commitments, or the Fund is unable to enforce its liquidity agreement to sell its unclosed mortgage commitments to a third party, the Fund’s unclosed ProLoan mortgage commitments could increase the level of illiquidity in its portfolio. As a result of such illiquidity, the Fund might not be able to sell these commitments when the Subadviser considers it desirable to do so or may have to sell them at a lower price than could be obtained if they were more liquid. These factors could have an adverse impact on the Fund’s net asset value.

Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Funds’ performance.

MANAGEMENT OF THE FUND

Manager
Capital Mortgage Management, Inc., located at 218 Henry Road, Manchester, Missouri 63011, is responsible for the management of the Fund and the ProLoan program. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Fund. The Manager was formed in 1997 to provide management services to the Fund. John W. Stewart, President of the Manager, formerly served as Controller/System Administrator of the pension fund for the Carpenters’ District Council of Greater St. Louis from August 1988 to September 1997.

The Manager provides the Fund with office space, office equipment and personnel necessary to manage and administer the Fund’s operations and the ProLoan program. In addition, the Manager also monitors the Subadviser’s investment program and results.

The Fund paid the Manager a management fee equal to 0.15% (net of waiver) of its average daily net assets during the fiscal year ending December 31, 2005.

A discussion of the factors that the Board of Directors considered in renewing the Management Agreement is available in the Annual Report dated December 31, 2005.

Investment Subadviser
Principal Global Investors, LLC is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal and its affiliates manage more than $159.0 billion in assets worldwide, including over $94.2 billion in U.S. fixed income, primarily for pension and institutional clients. From June 1, 2000 to October 31, 2002, Principal Capital Income Investors, LLC, a wholly-owned subsidiary of Principal, served as Subadviser to the Fund. On October 31, 2002, Principal Capital Income Investors, LLC was merged into Principal, the current Subadviser, without any change to the portfolio managers, fees or investment subadvisory services provided to the Fund. At the direction of the Manager, the Fund pays the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets.

In providing investment advisory services with respect to preferred securities and high yield securities in which the Fund invests, the Subadviser utilizes the services of employees of two investment advisory firms affiliated with the Subadviser -- Spectrum Asset Management, Inc. ("Spectrum") with respect to preferred securities; and Post Advisory Group, LLC ("Post") with respect to high yield securities. The services utilized by the Subadviser, along with related office equipment and supplies, are governed by agreements between the Subadviser and each of Spectrum and Post and are deemed services provided to the Fund by the Subadviser; neither Spectrum nor Post are subadvisers to the Fund, nor are either Spectrum or Post liable to the Fund. The Subadviser remains at all times responsible for services it provides to the Fund utilizing any Spectrum or Post personnel. The Subadviser is solely responsible for compensating Spectrum and Post for the Subadviser's use of those firms' personnel, supplies and equipment under those agreements.

A discussion of the factors that the Board of Directors considered in renewing the Subadvisory Agreement is available in the Annual Report dated December 31, 2005.

Portfolio Managers
The day-to-day portfolio management for the Fund is shared by all of the portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. As a practical matter, there are certain aspects of the day-to-day management of the portfolio that ordinarily will be handled by one particular portfolio manager, the main instances of that being (i) portfolio management matters related to the ProLoan Program ordinarily will be handled by Martin Schafer, (ii) credit decisions for the Fund’s portfolio ordinarily will be handled by Timothy Warrick and William Armstrong, (iii) portfolio management of high yield securities ordinarily will be handled by Lawrence Post, and (iv) portfolio management of preferred securities ordinarily will be handled by Bernard Sussman. Determination of the portions of the Fund allocated to high yield and preferred securities to Lawrence Post’s and Bernard Sussman’s portfolio management, respectively, is collectively made by portfolio managers Schafer, Armstrong and Warrick. The Statement of Additional Information (SAI) provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

Martin Schafer. Marty is a portfolio management team leader for Principal and the Fund. He specializes in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Marty joined the firm in 1977 and began managing the Fund in 2000. In the early 1980s, he developed the firm’s secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Marty holds a bachelor’s degree in accounting and finance from the University of Iowa. He has NASD series 7 and 63 licenses. He has managed the Fund since May 2000.

William C. Armstrong, CFA. Bill serves as a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. He joined the firm in 1992. Previously, Bill worked as a commissioned bank examiner for the Federal Deposit Insurance Commission. He received an MBA from the University of Iowa and a bachelor’s degree from Kearney State College. Bill holds the Chartered Financial Analyst (CFA) designation. He is a member of the Association for Investment Management and Research (AIMR) and is President of the Iowa Society of Financial Analysts. He has managed the Fund since April 2002.

Timothy R. Warrick, CFA. Tim is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. His prior responsibilities with Principal include portfolio management of multi-sector portfolios, product development and fixed income credit analyst duties. Tim joined the firm in 1990. In 1996, he joined ReliaStar Investment Research, Inc. and was responsible for multiple sectors, including corporate bonds and leveraged bank loans. Tim rejoined the firm in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor’s degree in accounting and economics from Simpson College. Tim holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR). Tim joined the Fund’s portfolio management team in June 2003. He has managed the Fund since April 2004.

Lawrence A. Post. Larry joined the Principal Financial Group in 2003 with over 30 years of investment experience, including 25 years in the high yield bond area. From August 2000 to the present, Lawrence A. Post served as Chief Executive Officer and Chief Investment Officer of Post Advisory Group, LLC. From 1992 to 2000, he founded Post Advisory Group, Inc., the predecessor firm to Post Advisory Group, LLC. Prior to 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Larry received an MBA in Business Administration from the University of Pennsylvania’s Wharton School of Business and a Bachelor’s degree from Lehigh University. He has managed the Fund since September 2004.

Bernard M. Sussman. Mr. Sussman joined the Principal Financial Group in 2001 with over 25 years of investment experience. Prior to joining Spectrum Asset Management, Inc. in 1995, he was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. At Goldman Sachs & Co., Mr. Sussman was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He received both an MBA in finance and a bachelor's degree in industrial relations from Cornell University. He has managed the Fund since September 2004.

PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES

Shares of the Fund are sold at net asset value without the deduction of any sales charge. The Fund offers to redeem its shares from its shareholders at any time at the next determined net asset value without the deduction of any sales charge or redemption fee. The redemption price may be paid either in cash or by a distribution in kind of securities held by the Fund.

Pricing of Fund Shares
The net asset value of the Fund is determined as of the close of trading on each day on which the New York Stock Exchange is open for trading (“Business Day”). The Fund’s net asset value per share is calculated by adding the value of its assets, subtracting its liabilities, and dividing the net assets by the number of shares outstanding.

Long-term debt securities, including mortgage-backed and asset-backed securities, will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Investment grade short-term obligations purchased with 60 days less to maturity are valued using the amortized cost method. The Subadviser, on behalf of the Fund, enters into swap agreements with various counterparties and purchases newly-issued fixed income securities for which market quotations temporarily are unavailable from a pricing service. Swaps, newly issued bonds, restricted securities and any other securities for which market quotations are unavailable from an independent pricing service are valued at a fair price determined by the Subadviser in good faith according to valuation procedures adopted by the Board of Directors. A security may also be fair valued if the Subadviser believes that the market price is stale or when trading of a security has been halted or suspended. The Subadviser determines “fair value” by obtaining prices from two independent broker-dealer firms and averaging the two prices, which average price is deemed the price of that security (or the price provided by one firm, if only one firm is available to provide a price for a security). If prices from broker-dealer firms or other secondary market sources are not available, the Subadviser may value such securities at a price determined by its portfolio managers and analysts, based on their analysis of certain factors. The Subadviser is permitted to provide prices in respect of a security for which market quotations are unavailable only until such time as an independent pricing service begins supplying a price for that security and, thereafter, the security is valued at the price supplied by the pricing service.

The Fund commits to acquire ProLoan mortgage-backed securities when such securities are issued up to 270 days after the origination of the underlying ProLoans. This “pipeline” of ProLoan mortgage commitments is valued at the price at which the Fund could assign the commitments to a third party, as long as this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows. The fund accounting agent calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The fund accounting agent then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. See the SAI for additional valuation methods.

Purchasing Shares of the Fund
Fund shares are offered without a sales charge. Institutional investors must make an initial investment of at least $1 million, with no minimum amount for subsequent investments. The Manager may agree to lower this minimum investment requirement. There is no minimum investment required with respect to purchases by participants in and sponsors of 401(k) defined contribution plans.

Fund shares are sold without a sales charge at the net asset value next determined after the receipt of a request to purchase shares accompanied by immediately available funds. Shares of the Fund are offered and purchase orders accepted at the next determined net asset value. Net asset value is determined as of the close of trading on the New York Stock Exchange on each Business Day. The Fund reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

You may purchase Fund shares as follows:

BY WIRE -- To purchase by wire:
•	Call the Fund’s transfer agent toll-free at 1-877-923-5626 to obtain an account number (for new accounts only) and to obtain instructions on how to send a wire to the Fund
•	Complete and return your account application to the transfer agent
•	Instruct your bank to wire your investment to:
US Bank, N.A.
ABA #075000022
Credit to: #130100789580
FBO: Builders Fixed Income Fund
Your name(s) _____________________
Your account number ______________

BY DEPOSITING SECURITIES -- Shares of the Fund may be purchased in exchange for an investor’s securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must:
•	Contact the Manager to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange.
•	Represent that all such securities offered to the Fund are not subject to any sale restrictions.
•
Within five business days after receipt of the written description, the Subadviser will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Subadviser.

•	Upon acceptance of such orders, the securities must be delivered in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund’s custodian. Securities are valued in the manner described for valuing Fund assets in the section entitled “Valuation of Shares.” Acceptance of such orders may occur on any day during the five-day period afforded the Subadviser to review the acceptability of the securities. The Subadviser will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

BY MAIL -- To purchase Fund shares by mail:
•	Complete and sign the account application
•	Mail your application and check to:
Builders Fixed Income Fund, Inc.
c/o Unified Fund Services, Inc.
P.O. Box 6110
(431 N. Pennsylvania Street for overnight deliveries)
Indianapolis, IN 46206-6110

If you are making additional purchase of shares, include your account number on the check. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks will not be accepted by the Fund.

In compliance with the USA PATRIOT Act the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-877-923-5626 if you need additional assistance when completing your application.

INVESTING THROUGH PRINCIPAL LIFE INSURANCE COMPANY
If you purchase Fund shares through Principal Life Insurance Company (“Principal Life”) or a retirement plan, your ability to purchase and redeem shares will depend on the policies of that entity. Some policy differences will include:

•	No minimum investment requirement
•	Varying cutoff time for investments

Please contact Principal Life or your plan sponsor for a complete description of its policies. Copies of the Fund’s annual report, semi-annual report and SAI are available from Principal Life or your plan sponsor.

Principal Life will perform recordkeeping and administrative services for its clients and it will charge a fee for these services. This fee is retained by Principal Life and is not shared with the Fund. Principal Life also will provide distribution and shareholder services that would otherwise be performed by the Fund’s distribution coordinator and transfer agent. The Manager, in its role as the Fund’s distribution coordinator, pays Principal Life the 12b-1 fees it receives from the Fund with respect to Principal Life accounts for these services. Principal Life is an affiliate of the Subadviser.

The Fund has an agreement with Principal Life that requires Principal Life to track the time investment orders are received and to comply with procedures relating to the transmission of orders. The Fund has authorized Principal Life to accept orders on the Fund’s behalf up to the time at which the net asset value is determined. If those orders are transmitted to the Fund and paid for in accordance with the agreement, they will be priced at the net asset value next determined after your request is received in good order by Principal Life on behalf of the Fund.

Redemption of Shares
You may sell your Fund shares on any Business Day.

Write a letter of instruction that includes:

•	your account name(s)
•	your account number
•	the dollar amount or the number of shares to be redeemed
•	how to send the proceeds to you (by check or wire*)
•	your signature (the letter must be signed by an authorized person(s) in the exact name which appears on the account)
•	any legal documents, if required

* If you want to have the redemption proceeds wired to your bank account, provide the name, location, ABA or bank routing number and your bank account number. Your bank may charge a fee to receive the wire.

Mail your written instructions to:

Builders Fixed Income Fund, Inc.
c/o Unified Fund Services, Inc.
P.O. Box 6110
(431 N. Pennsylvania Street for overnight deliveries)
Indianapolis, IN 46206-6110

To conform with the USA PATRIOT Act, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. You can obtain a new technology medallion signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-551-3998 if you have questions. At the discretion of the Fund or Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

Your shares will be sold at the next net asset value calculated after your order is received in good order by the Fund’s transfer agent. Any share certificates being sold must be returned with your redemption request. The share certificates must be properly endorsed or accompanied by a stock assignment with signature guaranteed by a bank, trust company or member of a recognized stock exchange. You generally will receive the redemption proceeds within seven (7) days after receipt of your redemption request. The redemption check will be sent to the address of record.

Suspension of redemptions. The Fund reserves the right to suspend redemptions or postpone the date of payment: (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission (“SEC”) so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

If the shares being redeemed were purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen (15) days.

Redemptions in Kind. Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

Policy On Market Timing

Prohibition on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund typically requires a minimum initial purchase of $1 million and markets its shares directly to Taft-Hartley plans and other tax-exempt investors. To discourage market timing activity, the Fund will restrict or refuse purchases by market timers and it reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares. The Fund will uniformly reject any purchase request that it regards as disruptive to efficient portfolio management. The Board of Directors believes that the procedures described above are reasonably designed to discourage market timing.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends and other distributions paid on the Fund’s shares are calculated at the same time and in the same manner. Dividends consisting of substantially all of the net investment income of the Fund normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of business on the day on which declared. Dividends are paid monthly. The Fund’s net investment income will consist of dividends and interest (including original issue discount) accrued on the securities held by the Fund less applicable expenses of the Fund. Distributions of the Fund’s net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) normally will be made annually.

Unless a shareholder elects otherwise by so notifying the Fund in writing, all dividends and other distributions on the Fund’s shares will be automatically declared and paid in additional shares of the Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the Transfer Agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION

The following summary deals only with the principal federal income tax consequences of the ownership of a share of the Fund. It does not deal with shares of the Fund held by special classes of taxpayers, such as dealers in securities or currencies, banks, life insurance companies, certain tax-exempt organizations, and individuals or entities whose functional currency is not the U.S. dollar or who are not included within the term “United States Person” as defined by the Internal Revenue Code of 1986, as amended (the “Code”). Similarly, this summary does not address shares of the Fund held as a hedge, interests hedged against currency or interest-rate risks, or interests that are part of a straddle or conversion transaction. The summary is based on the Code, its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. Prospective purchasers of shares of the Fund should consult their own tax advisors concerning the consequences of their particular circumstances under the Code and the laws of any relevant state, county, city, or other taxing jurisdiction applicable to the acquisition, ownership, and disposition of such shares.

Taxation of Shareholders of the Fund

Dividends and Capital Gain Distributions. Unless you are a tax-exempt investor, the following will apply. Distributions derived from net investment income, including net short-term capital gains, are taxable as ordinary income or qualified dividend income. Distributions designated as capital gain dividends are taxable as long-term capital gains regardless of the length of time you have owned your Fund shares. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. If you redeem shares, part of your redemption proceeds may represent your allocable share of the distributions made by a Fund relating to that tax year. You will be informed annually of the amount and nature of each Fund’s distributions. You should consult your own tax advisors concerning federal, state and local taxation of distributions from the Fund.

Gain or Loss on Sale or Exchange of Fund Shares. You will recognize a taxable gain or loss when you sell or redeem shares of the Fund. The nature of that gain or loss, and the manner in which it is to be recognized for federal income tax purposes, depend primarily on (1) the length of time you have held the shares, and (2) whether the amount realized in the transaction—the cash proceeds or the fair market value of property received—exceeds your adjusted basis in the relinquished shares. In computing a shareholder’s adjusted basis, the Code increases the original cost of the shares by the excess of the undistributed capital gains the shareholder is required to report over the tax (imposed on the RIC and) deemed to have been paid by the shareholder on such gains. In general, the exchange of Fund shares for other securities or property would also result in the current recognition of taxable gain or loss unless the exchange is part of a tax-qualified corporate reorganization under the Code.

Accrual of Original Issue Discount. To the extent the Fund invests in debt securities (such as zero coupon bonds) that include an “original issue discount” component (as that term is defined in applicable provisions of the Code and related regulations), the Fund—regardless of its regular method of tax accounting—must recognize that original issue discount as income as it accrues. As discussed above, this increases income and, in order to avoid the 4% excise tax on insufficient distributions, effectively requires the Fund to increase its cash distribution before it receives the cash to which the income is attributable. As a result, the Fund may be required to dispose of securities at an earlier time than it would have done in the absence of the original issue discount income. Such dispositions made to fund distribution requirements may themselves produce currently-taxable gains, requiring additional funds for distribution.

Dividends-Received Deductions. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund attributable to certain dividends received by the Fund.

Distributions to Retirement Plans. Fund distributions received by a qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that contributors and beneficiaries are not required to report Fund distributions on their income tax returns when paid to the plan, but rather when the plan makes payments to the contributor or beneficiary. Special rules apply to payouts from Roth and Education IRAs.

Information Reporting and Backup Withholding. Each January, the Fund will send to U.S. shareholders (other than corporations and retirement plans) a statement showing all taxable distributions and redemption proceeds received during the calendar year. The Fund will be required to effect so-called “backup withholding” at the rate of twenty-eight percent (28%) if a non-corporate U.S. shareholder fails to provide an accurate taxpayer identification number to the Fund, or if the Fund is notified by the Internal Revenue Service that the shareholder has failed to report certain amounts required to be reported on the shareholder’s federal tax returns. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. Under this Plan, the annual distribution and service fee payable to the Manager, as distribution coordinator, is 0.10% of the Fund’s average daily net assets. Payments made to the Manager, as distribution coordinator, represent compensation for distribution and service activities, not reimbursement for expenses incurred. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table, which is derived from the Fund’s financial statements, is intended to help you understand the Fund’s financial performance for the fiscal years ended December 31, 2001 through December 31, 2005. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the SAI, which is available upon request.

For a share outstanding throughout each year.
	Year Ended December 31,
	2005		2004	2003	2002	2001
Net asset value, beginning of year	$14.74		$14.80	$15.02	$14.48	$14.43
Income from investment operations:
Net investment income	0.66		0.60	0.64	0.79	0.91
Net realized and unrealized gain (loss) on investments	(0.30)		(0.04)	(0.22)	0.54	0.05
Total from investment operations	0.36		0.56	0.42	1.33	0.96

Less distributions:
From net investment income	(0.63)		(0.62)	(0.64)	(0.79)	(0.91)
From realized gain	-		-	-	-	-
Tax return of capital distribution	(0.02)		-	-	-	-
Total distributions	(0.65)		(0.62)	(0.64)	(0.79)	(0.91)

Net asset value, end of year	$14.45		$14.74	$14.80	$15.02	$14.48

Total return	2.51%		3.87%	2.88%	9.47%	6.79%

Ratios/supplemental data:
Net assets at end of year (millions)	$241.3		$236.8	$259.4	$240.9	$229.9

Ratio of expenses to average net assets:
After fees waived/expenses recouped - including interest expense	0.85	%(1)
Before fees waived/expenses recouped - including interest expense	0.87	%(1)	0.61%	-	-	-
Before fees waived/expenses recouped - without interest expense	0.62%		0.59%	0.58%	0.57%	0.57%
After fees waived/expenses recouped - without interest expense	0.60%		0.59%	0.58%	0.58%	0.60%

Ratio of net investment income to average net assets:
Before fees waived/expenses recouped	4.37%		4.04%	4.32%	5.42%	6.29%
After fees waived/expenses recouped	4.40%		4.04%	4.32%	5.41%	6.26%

Portfolio turnover rate	134.74%		138.45%	55.23%	85.82%	81.93%

(1) Includes interest expense at 0.25% of average net assets.

PRIVACY NOTICE

The Fund may collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed upon services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or insurance company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Manager
Capital Mortgage Management, Inc.
218 Henry Road
Manchester, Missouri 63011

Subadviser
Principal Global Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Transfer Agent
Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
(877) 923-5626

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
100 South 4th Street
St. Louis, MO 63102

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

This Prospectus is intended for use in connection with defined benefit Taft-Hartley plans, defined contribution plans and other tax-deferred accounts.

A Statement of Additional Information (“SAI”) about the Fund has been filed with the Securities and Exchange Commission (“SEC”), and is incorporated herein by reference into (and legally a part of) this prospectus. Additional information about the Fund, including its policy on disclosure of portfolio holdings, is also available in the SAI.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholders may make inquiries or request the SAI and the Fund’s reports to shareholders without charge by calling or writing the Fund at the telephone number or the address listed on the cover page or by calling the Fund’s transfer agent toll-free at (877) 923-5626. The Fund also maintains an Internet site at www.proloan.com. Copies of the Fund’s Annual and Semi-Annual Reports are available on its website. The SAI is also available on the website. Information about the Fund may also be reviewed at the SEC’s Public Reference Room in Washington, D.C. or through the SEC’s Internet sight atwww.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Copies of information about the Fund may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act of 1940 file number: 811-08273